SCHEDULE 14A INFORMATION

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Northern Lights Fund Trust III

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Northern Lights Fund Trust III

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 12, 2019

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of the Trust to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 12, 2019 at 10:00 a.m. Eastern time, for the following purposes:

1.	To elect Patricia Luscombe and Jeffery Young to the Board of Trustees of the Trust.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 27, 2019 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 15, 2019.

By Order of the Board of Trustees

/s/ Eric Kane

Eric Kane, Secretary

July 15, 2019

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY
OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON AUGUST 12, 2019.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and
Proxy Voting Ballot are available at https://www.proxyonline.com/docs/nlftIII.pdf .

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting.
If you attend the meeting, you may revoke your proxy and vote your shares in person.

Northern Lights Fund Trust III

with its principal offices at

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 12, 2019

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust III (the “Trust”) for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 12, 2019 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 15, 2019. The Trust is soliciting proxies from the shareholders of each of the following mutual funds (each a “Fund” and collectively the “Funds”) each a series of the Trust:

Absolute Capital Asset Allocator Fund

Absolute Capital Defender Fund

ACM Dynamic Opportunity Fund

ACM Tactical Income Fund

Boyd Watterson Limited Duration Enhanced Income Fund

Counterpoint Long-Short Equity Fund

Counterpoint Tactical Equity Fund

Counterpoint Tactical Income Fund

Counterpoint Tactical Municipal Fund

Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

Leland Real Asset Opportunities Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Thomson Reuters Private Equity Buyout Index Fund

HCM Tactical Growth Fund

HCM Dividend Sector Plus Fund

HCM Income Plus Fund

Issachar Fund

Marathon Value Portfolio

Newfound Risk Managed Global Sectors Fund

Newfound Multi-Asset Income Fund

Newfound Risk Managed U.S. Sectors Fund

Persimmon Long/Short Fund

Pinnacle Dynamic Growth Fund

Pinnacle Sherman Tactical Allocation Fund

Pinnacle Sherman Multi-Strategy Core Fund

Pinnacle TrendRating Innovative Equity Fund

RESQ Dynamic Allocation Fund

RESQ Strategic Income Fund

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

Swan Defined Risk Growth Fund

Swan Defined Risk Foreign Developed Fund

Swan Defined Risk U.S. Small Cap Fund

The Covered Bridge Fund

The Teberg Fund

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The Meeting has been called by the Board for the following purposes:

  To elect Patricia Luscombe and Jeffery Young to the Board of Trustees of the Trust.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 27, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-800-893-5865.

PROPOSAL I

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect Patricia Luscombe and Jeffery Young (each a “Nominee,” and together the “Nominees”) to the Board of Trustees of the Trust.

Ms. Luscombe and Mr. Young currently serve on the Board each having been appointed to the position of Trustee by resolution of the Board during the February 3-4, 2015 meeting of the Board. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that, at all times, a majority of the Trustees have been elected by shareholders. To facilitate future compliance with this requirement, the Board now proposes to have shareholders elect Ms. Luscombe and Mr. Young to their current positions.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise good judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but believes that each Nominee possesses experiences, qualifications, and skills valuable to the Funds.

The Board believes that Ms. Luscombe should be elected by shareholders as Trustee because she has more than 25 years of experience in financial advisory and valuation services. She currently serves as Managing Director and co-head of Lincoln International LLC’s (“Lincoln”) Valuations and Opinions Group, and has worked at

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Lincoln since 2007. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master’s degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

The Board believes that Mr. Young should be elected by shareholders as Trustee because he has 40 years of business management experience in the transportation, operations, and information technology sectors. He is currently co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and Central America. He served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. The Board believes that his business experience with complex operations, and understanding of regulatory compliance, provides a different perspective that has brought diversity and clarity to Board deliberations.

Nominees

The following table provides additional information regarding the Nominees. Unless otherwise noted, the address of each Nominee is c/o Northern Lights Fund Trust III, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Name, Address, Age	Position(s) Held with Trust	Length of Time Served and Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex** to be Overseen by the Trustee	Other Directorships Held
Patricia Luscombe 57	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	36	Monetta Mutual Funds (since November 2015).
Jeffery D. Young 63	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	36

* Trustees hold their positions until their resignation or removal.

** “Fund Complex” refers to all active Funds of Northern Lights Funds Trust III as of June 27, 2019.

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Other Incumbent Independent Trustees

The following table provides information regarding the other incumbent Independent Trustees (excluding the Nominees). Each was previously elected by shareholders to his position. Unless otherwise noted, the address of each Trustee is c/o Northern Lights Fund Trust III, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Name, Address, Age	Position(s) Held with Trust	Length of Services and Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex** Overseen by the Trustee	Other Directorships Held
James U. Jensen 75	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	36	Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
John V. Palancia 65	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011);	36	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 55	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15).	36	Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).

* Trustees hold their positions until their resignation or removal.

** “Fund Complex” refers to all active Funds of Northern Lights Funds Trust III as of June 27, 2019.

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Officers

The following table provides information regarding the officers of the Trust who are not Trustees. Unless otherwise noted, the address of each officer is Northern Lights Fund Trust III, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Name, Address and Age	Position(s) Held with the Trust	Length and Term of Service	Principal Occupations During the Past 5 Years
Richard Malinowski 35	President	Since August 2017, Indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 48	Treasurer	Since February 2013, Indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014);
Eric Kane 37	Secretary	Since November 2013, Indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 17645 Wright Street Suite 200 Omaha, NE 68130 56	Chief Compliance Officer	Since February 2012, Indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Incumbent Trustee Qualifications

Below are summaries of the qualifications of the incumbent Trustees who are not candidates being proposed for election at the Meeting. The Trust has concluded that each of these Trustees should serve on the Board because of his ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise his business judgment in a manner that serves the best interests of the Funds’ shareholders. The experiences, qualifications, attributes and skills of each Trustee, as described below, qualify them to serve as a Trustee of the Trust.

James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, for the past eight years, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes himself full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014, Mr. Jensen and his firm conducted the 11th Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. In 2001, Mr. Jensen co-founded Intelisum, Inc., a

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company pursuing computer and measurement technology and products, and was Chairman of the Board from 2001 to 2008. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., including Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and was a Director of the University of Utah Research Foundation from 2000 to 2018. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Directors. Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the National Association of Corporate Directors. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor chairs the Department of Accountancy in the Weatherhead School of Management at Case Western Reserve University and is the Andrew D. Braden Professor of Accounting and Auditing. Since August 2017, Dr. Taylor has been serving a three-year term as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor teaches corporate governance and accounting policy as well as auditing and assurance services and possesses a strong understanding of the regulatory framework under which investment companies operate.

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Trustee Trust Ownership

Some of the Trustees own shares of the Funds. The following table shows the dollar range of the shares beneficially owned by each Trustee as of June 27, 2019.

Name of Trustee	Dollar Range of Equity Securities in the Funds*
James U. Jensen	$10,001-$50,000
Patricia Luscombe	$10,001-$50,000
John V. Palancia	$10,001-$50,000
Mark H. Taylor	$10,001-$50,000
Jeffery D. Young	None

* The “Funds” refer to all active Funds in the Northern Lights Fund Trust III as of June 27. 2019.

Trustee Compensation

Each Independent Trustee receives quarterly compensation for his or her service on the Board. None of the executive officers receive compensation from the Trust. Additionally, the Trust does not have a bonus, profit sharing, pension or retirement plan.

The table below details the amount of compensation earned and received by each Trustee for the calendar year ended March 31, 2019.

Name of Trustee	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex** paid for service to Trust
James U. Jensen	$80,000	None	None	$80,000
Patricia Luscombe	$80,000	None	None	$80,000
John V. Palancia	$100,000	None	None	$100,000
Mark H. Taylor	$95,000	None	None	$95,000
Jeffery D. Young	$80,000	None	None	$80,000

* “Funds” includes all active Funds managed by Northern Lights Fund Trust III as of March 31, 2019.

** “Fund Complex” includes all active Funds managed by Northern Lights Fund Trust III as of March 31, 2019.

Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers. The Trustees also have engaged legal counsel that is independent of all Fund advisers or affiliates to advise them on matters relating to their responsibilities in connection with the Trust. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.

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The Board is currently composed of five Trustees, all of whom, including the Chairman, are Independent Trustees. The Chairman of the Board is responsible, among other things, for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the Trust President (Principal Executive Officer), are seen by the shareholders, business partners and other stakeholders as providing strong leadership.

The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Trust’s Chief Compliance Officer (“CCO”) at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure, performance and effectiveness.

During the Trust’s fiscal year ended December 31, 2018, the Board met seven times.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board is responsible for overseeing risk management, with the day-to-day risk management responsibilities resting with the Trust’s CCO, investment advisers, and other service providers. More specifically, the Board monitors and tracks risk by:

1.	receiving and reviewing quarterly and ad hoc reports related to the performance and operations of each Fund;
2.	reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;
3.	periodically meeting with portfolio managers to review investment strategies, techniques and the processes used to manage related risks;
4.	meeting with representatives of key service providers, including each Fund’s investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of each Fund;
5.	engaging the Trust’s CCO to review the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.
6.	receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding each Fund’s financial condition and the Trust’s internal controls; and
7.	receiving reports from the Trust’s Anti-Money Laundering Compliance Officer.

The Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.

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Board Committees

The Board has established a standing Audit Committee to assist it in performing its oversight function. The Audit Committee is comprised of the entire Board, which includes 5 Independent Trustees with Dr. Taylor acting as Chairman. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended December 31, 2018, the Audit Committee held four meetings.

The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.

The Trust does not have a standing Nominating Committee, and instead convenes an ad-hoc committee as needed. The ad-hoc committee convened last in May 2014 and was comprised of James Jensen, Anthony Payne, and Mark Taylor. Mr. Payne retired from the Board effective April 1, 2015. During the evaluation process, the ad-hoc committee took into account a variety of factors about the nominees, including senior-level business, management or regulatory experience; character and integrity; financial literacy or other professional or business experience relevant to an understanding of the Trust and its business and diversity of viewpoints, backgrounds, experiences and other demographics. The committee also considered the current composition of the Board and the interplay of a candidate’s individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other Board members. The Board believes that its current nomination process is appropriate and an ad-hoc committee is adequate in light of the infrequent need for a nominating committee. The Trust accepts Trustee nominations from shareholders as discussed in “Shareholder Proposals” in this Proxy Statement.

The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

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Legal Proceedings

On May 2, 2013, the U.S. Securities and Exchange Commission (“SEC”) filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), and certain trustees of the Northern Lights Fund Trust (“NLFT”). There were no allegations that shareholders suffered any monetary harm, and the parties agreed to settle with the SEC without admitting or denying the alleged violations. One of the current Trustees is named in the Order.

Relating to the period January 2009 to December 2010, the Order alleged that GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the trustees’ evaluation process and failed to ensure that certain series within NLFT maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements. The Order also alleged that, on certain occasions during the relevant period, shareholder reports filed by certain funds of NLFT contained boilerplate disclosures concerning the trustees’ adviser evaluation process under Section 15(c) of the 1940 Act that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.

The Order further alleged that, during the relevant period, NLCS and the four named trustees violated Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.

* * *

If shareholders do not elect Ms. Luscombe and Mr. Young, they will continue to serve in their current capacities pursuant to their appointment to the Board.

The Board of Trustees, consisting entirely of Independent Trustees, recommends that shareholders of the Funds vote
“FOR” the election of the Nominees to the Board of Trustees.

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OTHER INFORMATION

Each Fund is a diversified series of Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds retain the following investment advisers:

Investment Adviser	Funds
Absolute Capital Management, LLC 101 Pennsylvania Blvd. Pittsburgh, PA 15228	Absolute Capital Asset Allocator Fund Absolute Capital Defender Fund
Ascendant Capital Management, LLC 10866 Wilshire Blvd., Suite 1600 Los Angeles, CA 90024	ACM Dynamic Opportunity Fund ACM Tactical Income Fund
Boyd Waterson Asset Management, LLC 1301 East 9th Street, Suite 2900 Cleveland, OH 44114	Boyd Watterson Limited Duration Enhanced Income Fund
Counterpoint Mutual Funds, LLC 12760 High Bluff Drive, Suite 280 San Diego, CA 92130	Counterpoint Long-Short Equity Fund Counterpoint Tactical Equity Fund Counterpoint Tactical Income Fund Counterpoint Tactical Municipal Fund
First Associated Investment Advisers, Inc. 5161 Miller Trunk Highway Duluth, MN 55811	The Teberg Fund
Good Harbor Financial, LLC 330 E. Main Street, 3rd Floor Barrington, IL 60010

Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

Leland Real Asset Opportunities Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Thomson Reuters Private Equity Buyout Index Fund

Gratus, LLC 3350 Riverwood Parkway, Suite 1550 Atlanta, GA, 30339	Marathon Value Portfolio
Horizon Capital Management, Inc. 106 Valerie Drive Lafayette, LA 70508	Issachar Fund
Howard Capital Management, Inc. 1145 Hembree Road, Roswell, GA 30076	HCM Tactical Growth Fund HCM Dividend Sector Plus Fund HCM Income Plus Fund
Newfound Research, LLC 425 Boylston Street, Third Floor Boston, MA 02116	Newfound Risk Managed Global Sectors Fund Newfound Multi-Asset Income Fund Newfound Risk Managed U.S. Sectors Fund
Persimmon Capital Management, LP 1777 Sentry Parkway West VEVA 14, Suite 102 Blue Bell, PA 19422	Persimmon Long/Short Fund
Pinnacle Family Advisors, LLC 620 W. Republic Road, Suite 104 Springfield, MO 65807	Pinnacle Sherman Tactical Allocation Fund Pinnacle Sherman Multi-Strategy Core Fund Pinnacle Dynamic Growth Fund Pinnacle TrendRating Innovative Equity Fund
RESQ Investment Partners, LLC 9260 E. Raintree Drive, Suite 100 Scottsdale, AZ 85260	RESQ Dynamic Allocation Fund RESQ Strategic Income Fund
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Stonebridge Capital Advisors, LLC 2550 University Avenue West Suite 180 South Saint Paul, MN 55114	The Covered Bridge Fund
Swan Capital Management, LLC 1099 Main Avenue, Suite 206 Durango, CO 81301	Swan Defined Risk Fund Swan Defined Risk Emerging Markets Fund Swan Defined Risk Foreign Developed Fund Swan Defined Risk U.S. Small Cap Fund Swan Defined Risk Growth Fund
Swan Global Management, LLC (sub-adviser) 41 Shell Castle Humacao, PR 00791	Swan Defined Risk Fund Swan Defined Risk Emerging Markets Fund Swan Defined Risk Foreign Developed Fund Swan Defined Risk U.S. Small Cap Fund Swan Defined Risk Growth Fund

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, provide the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Nominees and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows:

Fund	Share Class	Number of Shares
Absolute Capital Asset Allocator Fund	A	229,094.896
	Institutional	1.177
	Investor	1,392,406.473
Absolute Capital Defender Fund	A	682,109.932
	Institutional	1.107
	Investor	814,723.193
ACM Dynamic Opportunity Fund	A	457,132.044
	I	4,540,984.862
ACM Tactical Income Fund	A	63,433.957
	I	1,049,994.820
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Boyd Watterson Limited Duration Enhanced Income Fund	A	962,376.594
	C	320,541.645
	I	1,762,257.851
	I2	20,202,497.045
Counterpoint Tactical Income Fund	A	6,371,136.220
	C	2,941,693.793
	I	21,723,400.123
Counterpoint Tactical Equity Fund	A	276,494.513
	C	154,272.088
	I	1,311,143.379
Counterpoint Long-Short Equity Fund	A	510,609.066
	C	6.902
	I	358,219.595
Counterpoint Tactical Municipal Fund	A	174,128.020
	C	16,319.519
	I	1,306,545.592
The Teberg Fund	No Class	2,375,561.270
Good Harbor Tactical Core US Fund	A	873,353.809
	C	1,736,807.900
	I	1,069,484.779
Good Harbor Tactical Select Fund	A	17,360.358
	C	34,941.630
	I	933,308.527
Leland Thomson Reuters Private Equity Buyout Index Fund	A	132,981.844
	C	47,254.314
	I	1,451,234.560
Leland Thomson Reuters Venture Capital Index Fund	A	2,179,919.223
	C	302,314.169
	I	3,664,829.240
Leland Real Asset Opportunities Fund	A	227,796.507
	C	556,043.414
	I	1,134,485.750
HCM Dividend Sector Plus Fund	A	34,321,007.827
	A1	6,438.916
	Investor	5,112,415.939
	I	1.371
	R	1.371
HCM Tactical Growth Fund	A	15,530,313.360
	Investor	3,182,023.402
	I	1.067
	R	1.067
HCM Income Plus Fund	A	16,174,291.285
	Investor	2,278,378.154
Issachar Fund	Class N	1,065,853.406
Newfound Risk Managed Global Sectors Fund	A	394,717.562
	I	3,614,228.442
Newfound Multi-Asset Income Fund	A	616,987.129
	I	1,819,755.701
Newfound Risk Managed U.S. Sectors Fund	A	581,183.642
	I	4,139,238.298
Persimmon Long/Short Fund	I	2,831,403.637
13

Pinnacle Sherman Tactical Allocation Fund	A	645,799.086
	C	97,276.285
	I	573,386.997
Pinnacle Sherman Multi-Strategy Core Fund	A	758,387.337
	C	1,438,995.049
	I	1,512,828.953
Pinnacle TrendRating Innovative Equity fund	A	474.485
	C	1.000
	I	120,615.068
Pinnacle Dynamic Growth Fund	A	741.218
	C	1.000
	I	151,955.340
RESQ Dynamic Allocation Fund	A	4,186,978.191
	C	8,602.003
	I	48,861.923
RESQ Strategic Income Fund	A	3,920,207.333
	C	1,472.932
	I	7,861.062
Marathon Value Portfolio	No Class	2,118,483.911
The Covered Bridge Fund	A	1,574,632.886
	I	7,514,766.480
Swan Defined Risk Fund	A	18,782,677.309
	C	16,281,096.265
	I	126,189,034.910
	Y	2,974.974
Swan Defined Risk Emerging Markets Fund	A	401,736.741
	C	292,709.137
	I	3,959,544.108
	Y	11,081.105
Swan Defined Risk Foreign Developed Fund	A	239,648.420
	C	138,646.293
	I	3,675,512.117
	Y	10,404.344
Swan Defined Risk U.S. Small Cap Fund	A	185,174.084
	C	150,034.859
	I	3,132,646.281
	Y	9,654.802
Swan Defined Risk Growth Fund	A	1.000
	C	1.000
	I	317,225.555
	Y	20,627.272

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on each proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Approval of Proposal I requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

14

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders’ rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal I.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

15

Security Ownership OF Certain Beneficial OwnerS

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

Name of Fund	Share Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage of Outstanding Shares of the Class
Absolute Capital Asset Allocator Fund	A	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	25,913.8090	11.31%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	25,311.7130	11.05%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	37,932.5660	16.56%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	60,913.2610	26.59%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20,004.8240	8.73%
	Institutional	ABSOLUTE CAPITAL MANAGEMENT LLC/BRENDEN GEBBEN MEMBER 101 PENNSYLVANIA BLVD PITTSBURGH, PA 15228	1.1770	100%
	Investor	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	311,669.9930	22.38%
16

Absolute Capital Defender Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	350,107.5390	51.33%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	108,925.2430	15.97%
	Institutional	ABSOLUTE CAPITAL MANAGEMENT LLC/BRENDEN GEBBEN MEMBER 101 PENNSYLVANIA BLVD PITTSBURGH, PA 15228	1.1770	100%
	Investor	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	75,122.1890	9.22%
		TD AMERITRADE INC FBO/OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	50,783.0910	6.23%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	41,903.9190	5.14%
ACM Dynamic Opportunity Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	77,153.7790	16.88%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	69,303.6690	15.16%
		TD AMERITRADE INC FBO/OUR CUSTOMERS 9950065291 PO BOX 2226 OMAHA, NE 68103-2226	92,459.0480	20.23%
		E*TRADE Savings Bank/FBO #332 PO BOX 6503 ENGLEWOOD, CO 80155-6503	113,550.7710	24.84%
	I	CHARLES SCHWAB & CO INC/ATT MUTUAL FUNDS 211 MAINT ST SAN FRANCISCO, CA 94105	2,255,363.3990	49.67%
		TD AMERITRADE INC FBO/OUR CUSTOMERS 9950065291 PO BOX 2226 OMAHA, NE 68103-2226	921,497.5830	20.29%
		E*TRADE Savings Bank/FBO #332 PO BOX 6503 ENGLEWOOD, CO 80155-6503	373,892.6520	8.23%
		E*TRADE Savings Bank/FBO #341 PO BOX 6503 ENGLEWOOD, CO 801556503	468,160.9830	10.31%
17

ACM Tactical Income Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	4,836.3100	7.62%
		CHARLES SCHWAB & CO INC/ATT MUTUAL FUNDS 211 MAINT ST SAN FRANCISCO, CA 94105	31,510.0120	49.67%
		COMMUNITY NATIONAL BANK CUST FBO/E GAE JOYCE TRAD IRA 570192 PO BOX 225 SENECA, KS 66538	6,067.6850	9.57%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	4,370.3010	6.89%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	9,523.8100	15.01%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	3,272.0660	5.16%
	I	CHARLES SCHWAB & CO INC/ATT MUTUAL FUNDS 211 MAINT ST SAN FRANCISCO, CA 94105	923,213.7290	87.93%
		TD AMERITRADE INC FBO/OUR CUSTOMERS 9950065291 PO BOX 2226 OMAHA, NE 68103-2226	61,291.5970	5.84%
18

Boyd Watterson Limited Duration Enhanced Income Fund	A	LPL FINANCIAL/FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	201,308.9650	20.92%
		MORGAN STANLEY SMITH BARNEY LLC/ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004	761,066.6130	79.08%
	C	MORGAN STANLEY SMITH BARNEY LLC/ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004	320,540.6290	100%
	I	LPL FINANCIAL/FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	549,265.4850	31.17%
		MORGAN STANLEY SMITH BARNEY LLC/ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004	398,004.2360	22.58%
		KEYBANK NA/IRON WORKERS LOC 17 INS BOYD PRI US 1060280.1 P.O. BOX 94871 CLEVELAND OH 44101-4871	394,852.4650	22.41%
	I2	ARCHDIOCESE OF MIAMI/MICHAEL A CASCIATO AUTH AGENT MARGIE RANCANO AUTH AGENT 9401 BISCAYNE BLVD MIAMI SHORES, FL 33138	2,674,333.7930	13.24%
		CAPINCO/C/O US BANK NA PO BOX 1787 MILWAUKEE, WI 53201	3,355,703.8950	16.61%
		CONSOLIDATED FUND OF THE /R W GRAND LODGE OF PENNSYLVANIA MARK A HAINES AUTH INDIVIDUAL ONE NORTH BROAD ST PHILADELPHIA, PA 19107	3,052,218.2820	15.11%
		MAC & CO A/C 966898 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	1,463,000.0000	7.24%
		Comerica Bank FBO Dingle - ERISA P.O. BOX 75000 Mail Code 3446 Detroit MI 48275	2,565,702.3640	12.70%
19

Counterpoint Tactical Income Fund	A	LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	885,440.8270	13.90%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	963,249.2340	15.12%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	2,623,184.7040	41.17%
		E*TRADE Savings Bank/FBO #580 PO BOX 6503 ENGLEWOOD, CO 801556503	370,190.9740	5.81%
	C	LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	602,707.6310	20.49%
	I	UBS WM USA/0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F 1000 HARBOR BLVD 5TH FLR WEEHAWKEN, NJ 07086	2,106,359.1860	9.70%
		LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	6,021,013.8420	27.72%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,860,676.4410	13.17%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	3,308,733.4620	15.23%
20

Counterpoint Tactical Equity Fund	A	LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	22,817.4630	8.25%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	81,374.3050	29.43%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	127,725.6330	46.19%
	C	LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	13,004.0060	8.43%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	14,683.2070	9.52%
	I	LPL FINANCIAL FBO/CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150	382,514.5630	29.17%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	81,164.4240	6.19%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	343,421.9720	26.19%
Counterpoint Long-Short Equity Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	183,437.0090	35.93%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	102,020.3420	19.98%
	C	MICHAEL KRAUSE 9012 BUCKWHEAT ST SAN DIEGO, CA 92130	6.9020	100%
	I	TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	249,257.3440	69.58%
		INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830	56,131.5470	15.67%
21

Counterpoint Tactical Municipal Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	35,806.2850	20.56%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	56,224.6640	32.29%
		E*TRADE Savings Bank/FBO #580 PO BOX 6503 ENGLEWOOD, CO 801556503	34,714.9390	19.94%
		PERSHING LLC/P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	30,088.9540	17.28%
	C	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	9,424.3570	57.75%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	6,894.1450	42.24%
	I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	107,247.6330	8.21%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATT MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	223,249.5740	17.09%
		TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68102-2226	384,980.9770	29.47%
The Teberg Fund	No Class	CURTIS A TEBERG TOD/MN/SUBJECT TO STA TOD RULES 5161 MILLER TRUNK HWY DULUTH, MN 55811-1203	159,983.2000	6.73%
22

Good Harbor Tactical Core US Fund	A	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	49,210.0420	5.63%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	278,903.1460	31.93%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	58,311.6130	6.68%
	C	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	253,921.1280	14.62%
		MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	243,958.3030	14.05%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	675,112.6920	38.87%
	I	RBC CAPITAL MARKETS LLC/MUTUAL FUND OMNIBUS PROCESSING ATTN: MUTUAL FUND OPS MANAGER 60 SOUTH SIX ST P08 MINNEAPOLIS, MN 55402-1110	63,184.3890	5.91%
		LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	93,586.3370	8.75%
		MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	62,129.9580	5.81%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	473,430.0140	44.27%
Good Harbor Tactical Select Fund	A	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8,435.1860	48.59%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,613.9510	15.06%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	986.3150	5.68%
		JEAN M PAULE 623 CLAYBROOKE DRIVE ALTOONA, PA 16602	5,322.9240	30.66%
	C	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	34,247.4410	98.01%
	I	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	186,087.2500	19.94%
23

Leland Thomson Reuters Private Equity Buyout Index Fund	A	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	8,240.9850	6.20%
	C	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,491.2510	22.20%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	26,885.1590	56.89%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	4,980.0800	10.54%
	I	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	649,713.0490	44.77%
Leland Thomson Reuters Venture Capital Index Fund	A	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	119,960.3030	5.50%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	944,519.0410	43.33%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	189,632.3530	8.70%
	C	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	34,056.5340	11.27%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	32,534.9380	10.76%
	I	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	974,654.1590	26.59%
		LAMB COMPANY, LLC 900 N MICHIGAN AVE STE 1600 CHICAGO, IL 60611-6539	689,959.8750	18.83%
24

Leland Real Asset Opportunities Fund	A	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	45,238.3930	19.86%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	23,822.3370	10.46%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	20,140.2080	8.84%
		J.P. MORGAN SECURITIES LLC/FBO 742-94999-11 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	15,872.8890	6.97%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	27,556.0200	12.10%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	17,283.9110	7.59%
		E*TRADE Savings Bank/FBO #610 PO BOX 6503 ENGLEWOOD, CO 801556503	33,436.2590	14.68%
	C	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	294,322.9580	52.93%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	136,827.4060	24.61%
	I	LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	170,892.4500	15.06%
		WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	251,172.1300	22.14%
25

HCM Dividend Sector Plus Fund	A	FOLIOFN INVESTMENTS INC/8180 GREENSBORO DR 8TH FLOOR MCLEAN, VA 22102	4,960,254.1030	14.45%
		E*TRADE Savings Bank/FBO #390 PO BOX 6503 ENGLEWOOD, CO 801556503	5,638,722.3150	16.43%
	A1	CONSTELLATION TRUST CO CUST FBO/ALBERT E JAY IRA 2939 OAHU AVE HONOLULU, HI 96822	3,205.6350	49.79%
		E*TRADE Savings Bank/FBO #580 PO BOX 6503 ENGLEWOOD, CO 801556503	3,231.9270	50.19%
	Investor	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	1,878,657.6000	36.75%
	I	VANCE HOWARD 1145 HEMBREE RD ROSWELL, GA 30076	1.3710	100%
	R	VANCE HOWARD 1145 HEMBREE RD ROSWELL, GA 30076	1.3710	100%
HCM Tactical Growth Fund	A	FOLIOFN INVESTMENTS INC/8180 GREENSBORO DR 8TH FLOOR MCLEAN, VA 22102	1,725,715.8440	11.11%
		E*TRADE Savings Bank/FBO #390 PO BOX 6503 ENGLEWOOD, CO 801556503	3,443,167.3270	22.17%
	Investor	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	792,803.1260	24.92%
	I	VANCE HOWARD 1145 HEMBREE RD ROSWELL, GA 30076	1.0670	100%
	R	VANCE HOWARD 1145 HEMBREE RD ROSWELL, GA 30076	1.0670	100%
HCM Income Plus Fund	A	FOLIOFN INVESTMENTS INC/8180 GREENSBORO DR 8TH FLOOR MCLEAN, VA 22102	1,930,441.5740	11.94%
		E*TRADE Savings Bank/FBO #390 PO BOX 6503 ENGLEWOOD, CO 801556503	3,258,958.3810	20.15%
	Investor	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	588,160.9130	25.81%
26

Issachar Fund	Class N	DEXTER P LYONS &/DEIRDRE B LYONS JT TEN 106 VALERIE DR LAFAYETTE, LA 70508	75,776.2790	7.11%
		CONSTELLATION TRUST CO CUST FBO/DEIRDRE B LYONS SEP IRA 106 VALERIE DR LAFAYETTE, LA 70508	74,839.4650	7.02%
		CONSTELLATION TRUST CO CUST FBO/DEXTER P LYONS SEP IRA 106 VALERIE DR LAFAYETTE, LA 70508	212,168.9110	19.91%
		CYD SHEREE PAGE 1449 FRENCHMANS BEND RD MONROE, LA 71203-8792	87,258.1580	8.19%
		CONSTELLATION TRUST CO CUST FBO/CYD SHEREE PAGE IRA 1449 FRENCHMANS BEND RD MONROE, LA 71203-8792	71,727.5240	6.73%
Newfound Risk Managed Global Sectors Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	26,248.5100	6.65%
		TD AMERITRADE INC FOR THE /EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103	106,951.2860	27.10%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	29,423.6270	7.45%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19,864.2420	5.03%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	25,085.0240	6.36%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	32,954.1650	8.35%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	22,601.4910	5.73%
	I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	689,009.6830	19.06%
		SP INVESTMENT ASSOCIATES MANAGED LLC/ANASTASIOS PARAFESTAS AUTHORIZED INDIVIDUAL ONE JOY STREET BOSTON, MA 02108	2,505,110.3710	69.31%
27

Newfound Multi-Asset Income Fund	A	UBS WM USA/SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	80,380.9410	13.03%
		LPL FINANCIAL PO BOX 509046 SAN DIEGO, CA 92150-9046	46,240.6340	7.49%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	70,444.6000	11.42%
		TD AMERITRADE INC FOR THE /EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103	247,701.2110	40.15%
	I	UBS WM USA/SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	106,624.6880	5.86%
		FOLIOFN INVESTMENTS INC 8180 GREENSBORO DR 8TH FLOOR MCLEAN VA 22102	118,673.3750	6.52%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	332,747.9530	18.29%
		WELLS FARGO CLEARING SERVICES/A/C 5236-1772 2801 MARKET STREET SAINT LOUIS, MO 63103	208,177.0280	11.44%
Newfound Risk Managed U.S. Sectors Fund	A	No significant holders to report	-	-
	I	WELLS FARGO CLEARING SERVICES/A/C 7760-7786 2801 MARKET STREET SAINT LOUIS, MO 63103	241,895.9030	5.84%
Persimmon Long/Short Fund	I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	1,602,942.4970	56.61%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	148,934.0990	5.26%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	369,194.9260	13.04%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	251,570.4650	8.89%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	168,051.4050	5.94%
28

Pinnacle Sherman Tactical Allocation Fund	A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	34,877.9130	5.40%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	40,748.2040	6.31%
		JEFFREY BRITTON & /MANDY M TUCKER TTEES OF THE BRITTON FAMILY DYNASTY TRUST DTD 10/25/2012 8756 E MERCY LANE ROGERSVILLE, MO 65742	49,435.7760	7.65%
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	33,182.6690	34.11%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10,026.3230	10.31%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6,225.8690	6.40%
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	41,293.4190	7.20%
		CHARLES H O’REILLY JR TTEE/MARY ELIZABETH O’REILLY TTEE CHARLES H O’REILLY JR REV TRUST UA DTD 01-25-1990 1898 N MONET RD NIXA, MO 65714-7327	107,217.8010	18.70%
		DIGITAL MONITORING PRODUCTS INC/RICK BRITTON PRESIDENT 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	281,628.1430	49.12%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	38,388.7410	6.70%
29

Pinnacle Sherman Multi-Strategy Core Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	169,816.3170	22.39%
		LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	105,564.6860	13.92%
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	720,273.8460	50.05%
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	590,201.1360	39.01%
		DIGITAL MONITORING PRODUCTS INC/RICK BRITTON PRESIDENT 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	297,019.4160	19.63%
		SECURECOM WIRELESS LLC/RICK BRITTON AUTHORIZED INDIVIDUAL CHRISTOPHER STANGE AUTH INDIVIDUAL JEFFREY BRITTON AUTH INDIVIDUAL 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	91,702.6110	6.06%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	148,981.8040	9.85%
Pinnacle TrendRating Innovative Equity fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	473.4850	99.79%
	C	PINNACLE FAMILY ADVISORS LLC/R SEAN MCCURRY AUTHORIZED INDV 620 W REPUBLIC RD STE 104 SPRINGFIELD, MO 65807	1.0000	100%
	I	SECURECOM WIRELESS LLC/RICK BRITTON AUTHORIZED INDIVIDUAL CHRISTOPHER STANGE AUTH INDIVIDUAL JEFFREY BRITTON AUTH INDIVIDUAL 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	15,000.0000	12.44%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	61,944.6030	51.36%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	31,207.5690	25.87%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	9,930.4870	8.23%
30

Pinnacle Dynamic Growth Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	740.2180	99.87%
	C	PINNACLE FAMILY ADVISORS LLC/R SEAN MCCURRY AUTHORIZED INDV 620 W REPUBLIC RD STE 104 SPRINGFIELD, MO 65807	1.0000	100%
	I	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	70,104.7410	46.14%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	30,780.9760	20.26%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19,455.2530	12.80%
RESQ Dynamic Allocation Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,200,708.2380	52.26%
	C	UBS WM USA/SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5,126.8170	59.60%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	1,273.5640	14.81%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	2,201.6220	25.59%
	I	UBS WM USA/SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10,549.6460	21.59%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	36,579.4890	74.86%
31

RESQ Strategic Income Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,080,702.1760	53.08%
	C	UBS WM USA/SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	1,472.9320	100%
	I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	959.8210	12.21%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	3,754.4960	47.76%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	2,158.4210	27.46%
		PERSHING LLC/P. O. BOX 2052 JERSEY CITY, NJ 07303-2052	988.3190	12.57%
Marathon Value Portfolio	No Class	CHARLES SCHWAB & CO INC /SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	1,615,484.3810	76.26%
		NATIONAL FINANCIAL SERVICES CORP /FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281	155,147.6840	7.32%
The Covered Bridge Fund	A	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	472,244.0490	29.99%
	I	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	3,653,638.5650	48.62%
		TD AMERITRADE INC FBO/OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	1,261,167.5200	16.78%
32

Swan Defined Risk Fund	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	2,016,844.6970	10.74%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	1,887,227.2960	10.05%
	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	2,353,623.6420	14.46%
	I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	14,672,105.7080	11.63%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	16,382,310.6700	12.98%
		FOLIOFN INVESTMENTS INC 8180 GREENSBORO DR 8TH FLOOR MCLEAN VA 22102	9,085,617.0740	7.20%
	Y	TD AMERITRADE FBO/PATRICK STIEFEL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 183 CRAZY HORSE DR DURANGO CO 81301-3101	2,973.6970	99.96%
33

Swan Defined Risk Emerging Markets Fund	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	250,404.9260	62.33%
		UMB BANK CUSTODIAN/SECURITY FINANCIAL RESOURCES ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636	22,729.5820	5.66%
	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	43,674.2570	14.92%
		SEI PRIVATE TRUST COMPANY/C/O GWP US ADVISORS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	26,550.0270	9.07%
	I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	921,843.9330	23.28%
		CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	467,117.8460	11.80%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	743,161.0640	18.77%
	Y	TD AMERITRADE FBO/PATRICK STIEFEL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 183 CRAZY HORSE DR DURANGO CO 81301-3101	3,739.0300	33.74%
		TD AMERITRADE FBO/ROBERT SWAN 28 LA QUESTA DR DURANGO CO 81301-6737	1,607.7250	14.51%
		TD AMERITRADE FBO/MICAH WAKEFIELD IRA TD AMERITRADE CLEARING, CUSTODIAN 31 URB COSTA VERDE HUMACAO PR 00791-6037	655.9360	5.92%
		TD AMERITRADE FBO/MONTE JACKSON IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	3,081.6980	27.81%
		TD AMERITRADE FBO/MONTE JACKSON ROTH IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	1,892.3320	17.08%
34

Swan Defined Risk Foreign Developed Fund	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	110,893.0350	46.27%
	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	82,755.0550	59.69%
	I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	1,736,730.5750	47.25%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	275,252.0760	7.49%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	477,251.1390	12.98%
	Y	TD AMERITRADE FBO/PATRICK STIEFEL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 183 CRAZY HORSE DR DURANGO CO 81301-3101	3,740.4210	35.95%
		TD AMERITRADE FBO/ROBERT SWAN 28 LA QUESTA DR DURANGO CO 81301-6737	1,180.2220	11.34%
		TD AMERITRADE FBO/MONTE JACKSON IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	3,050.9420	29.32%
		TD AMERITRADE FBO/MONTE JACKSON ROTH IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	1,873.4460	18.01%
35

Swan Defined Risk U.S. Small Cap Fund	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	109,471.9990	59.12%
	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	103,162.8670	68.76%
	I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121	1,306,688.1730	41.71%
		National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	274,822.6950	8.77%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	655,789.0250	20.93%
	Y	TD AMERITRADE FBO/PATRICK STIEFEL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 183 CRAZY HORSE DR DURANGO CO 81301-3101	3,122.0330	32.34%
		TD AMERITRADE FBO/ROBERT SWAN 28 LA QUESTA DR DURANGO CO 81301-6737	1,687.4930	17.48%
		TD AMERITRADE FBO/MICAH WAKEFIELD IRA TD AMERITRADE CLEARING, CUSTODIAN 31 URB COSTA VERDE HUMACAO PR 00791-6037	682.0030	7.06%
		TD AMERITRADE FBO/MONTE JACKSON IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	2,514.0160	26.04%
		TD AMERITRADE FBO/MONTE JACKSON ROTH IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	1,543.7440	15.99%
36

Swan Defined Risk Growth Fund	A	RANDY SWAN 1099 MAIN AVE SUITE 206 DURANGO, CO 81301	1.0000	100%
	C	RANDY SWAN 1099 MAIN AVE SUITE 206 DURANGO, CO 81301	1.0000	100%
	I	MITRA & CO FBO NG/C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY, WI 54304-5280	99,160.9630	31.26%
		PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	158,244.8710	49.88%
	Y	TD AMERITRADE FBO/PATRICK STIEFEL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 183 CRAZY HORSE DR DURANGO CO 81301-3101	3,443.3980	16.69%
		TD AMERITRADE FBO/STEWART I RAFALO & ANNE E RAFALO JTTEN 450 MARIPOSA DR DURANGO CO 81301-6585	3,246.0270	15.74%
		TD AMERITRADE FBO/JUSTIN W BATES IRA TD AMERITRADE CLEARING, CUSTODIAN 413 SUNCREST LANE DURANGO CO 81303	3,784.7600	18.35%
		TD AMERITRADE FBO/ROBERT SWAN 28 LA QUESTA DR DURANGO CO 81301-6737	2,919.5390	14.15%
		TD AMERITRADE FBO/MICAH WAKEFIELD IRA TD AMERITRADE CLEARING, CUSTODIAN 31 URB COSTA VERDE HUMACAO PR 00791-6037	1,199.1150	5.81%
		TD AMERITRADE FBO/MONTE JACKSON IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	2,771.5720	13.44%
		TD AMERITRADE FBO/MONTE JACKSON ROTH IRA TD AMERITRADE CLEARING, CUSTODIAN 130 ELK TRAIL RD DURANGO CO 81301-6951	1,701.8980	8.25%

Charles Schwab & Co. Inc. is a California corporation and may be deemed to control the ACM Dynamic Opportunity Fund, ACM Tactical Income Fund, Persimmon Long/Short Fund, Pinnacle TrendRating Innovative Equity Fund, RESQ Strategic Income Fund, Marathon Value Portfolio and The Covered Bridge Fund.

SP Investment Associates is a Foreign Limited Partnership incorporated in Delaware whose primary offices are based in Massachusetts and may be deemed to control the Newfound Risk Managed Global Sectors Fund. The Adviser has an agreement with SP Investment Associates (“Investor”) whereby the Investor agreed to invest at least $25,000,000 in the Newfound Risk Managed Global Sectors Fund. The Investor agreed that its shares of the Newfound Risk Managed Global Sectors Fund would not be redeemed prior to June 30, 2017 unless certain conditions were met (which did not occur). As such, the Investor, who currently owns greater than 50% of the shares of the Newfound Risk Managed Global Sectors Fund, may redeem some or all of its shares in the Newfound Risk Managed Global Sectors Fund at any time. The Investor agreed to provide consulting services to the Adviser and assistance in gaining platform access with certain firms for the Adviser’s Advised mutual funds and other investment products. In consideration for the mutual covenants of the parties, the Adviser agreed to pay the Investor 10 basis points per year (in monthly installments) based on the amount of the assets invested in the Newfound Risk Managed Global Sectors Fund. Such payments are made by the Adviser out of the Adviser’s legitimate profits.

TD Ameritrade, Inc. is a New York Corporation, and may be deemed to control the Counterpoint Long-Short Equity Fund and Counterpoint Tactical Municipal Fund.

LPL Financial, LLC is a California limited liability company and a subsidiary of LPL Financial Holdings Inc., a Massachusetts corporation, and may be deemed to control the Leland Real Asset Opportunities Fund, Swan Defined Risk Foreign Developed Fund and Swan Defined Risk U.S. Small Cap Fund.

Mitra & Co Private Limited is an India company and may be deemed to control the Swan Defined Risk Growth Fund.

37

National Financial Services, LLC is a Massachusetts limited liability company and a subsidiary of FMR LLC, a Massachusetts corporation, and may be deemed to control the Leland Thompson Reuters Private Equity Buyout Index Fund, Pinnacle TrendRating Innovative Equity Fund and Pinnacle Dynamic Growth Fund.

Pershing LLC is a New Jersey limited liability company and a subsidiary of BNY Mellon, a New York Company, and may be deemed to control the Swan Defined Risk Growth Fund.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control any of the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

38

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and the Funds will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Funds may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $137,145. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of each Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

39

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-893-5865, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 12, 2019.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://www.proxyonline.com/docs/nlftIII.pdf.

40

BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Secretary

Dated: July 15, 2019

If you have any questions before you vote, please call our proxy information line at 1-800-893-5865. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

41

Northern Lights Fund Trust III

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **www.vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 1-(800)-893-5865 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

'FUND NAME HERE'

A SERIES OF NORTHERN LIGHTS FUND TRUST III

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Eric Kane and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of the Shareholders (the "Meeting") of the Northern Lights Funds Trust III (the "Trust"), to be held at the offices of Gemini Fund Services LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 12, 2019 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-(800)-893-5865**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 12, 2019. The proxy statement for this meeting is available at www.proxyonline.com/docs/NLFTIII.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1. To elect two new trustees to the Trust:

	FOR	WITHHOLD
I. Patricia Luscombe	☐	☐
II. Jeffery Young	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]